CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[REDACTED*]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
Exhibit 10.61
MASTER ASSIGNMENT AGREEMENT
Date: August 5, 2009
To:	Axis Operating Company LLC
and
Bank of America, N.A., as Administrative Agent
Re:	Master Assignment under the Credit Agreement referred to below
Ladies and Gentlemen:
Please refer to Section 15.6.1 of the Credit Agreement dated as of December 28, 2007 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Axis Operating Company LLC, a Delaware limited liability company (the “Borrower”), various financial institutions and Bank of America, N.A., as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used in this agreement (as amended or otherwise modified from time to time, this “Assignment Agreement”) have the meanings provided in the Credit Agreement.
Section 1. Assignment and Acceptance.
Each of Bank of America, N.A., The CIT Group/Equipment Financing, Inc. and First Bank, in their capacities as Lenders under the Credit Agreement (collectively, the “Assignors”), hereby sells and assigns, without recourse, to ARI Component Venture LLC and ASF-Keystone, Inc., a Delaware corporation (herein, the “Assignees”), on a fifty-fifty pro rata basis as between the Assignees, and the Assignees hereby purchase and assume from each Assignor, that interest in and to each Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to 100% of all of the Loans, of the participation interests in the Letters of Credit and of the Commitments (collectively, the “Assigned Interests”), such sales, purchases, assignments and assumptions of the Assigned Interests (collectively, the “Assignment Transactions”) to be effective as of the date hereof, subject to receipt by Administrative Agent, for its benefit and on behalf of the Lenders, of the consideration required hereunder in respect of such sales and purchases (the “Effective Date”). Set forth as Schedule 1 hereto is a statement of all monetary consideration due and owing to Administrative Agent, for its benefit and on behalf of the Lenders, on the date hereof in respect of the Assignment Transactions (the “Cash Consideration”).

Section 2. Effect of Assignment and Acceptance.
Immediately after giving effect to the Assignment Transactions, (i) the Assignors shall have no remaining interest in the Assigned Interests, and shall cease being Lenders under the Credit Agreement and (ii) each Assignee shall have a fifty percent (50%) interest in the Assigned Interests. Notwithstanding the foregoing, each of the Assignors shall retain all rights under Section 15.5 of the Credit Agreement (Costs, Expenses and Taxes) and under Sections 15.17 through and including Section 15.20 of the Credit Agreement (Indemnification by the Borrower, Nonliability of Lenders, Forum Selection and Consent to Jurisdiction and Waiver of Jury Trial).
Section 3. Settlement Matters.
Each Assignor hereby acknowledges, consents and agrees that, pursuant to a certain Agreement Regarding Agency Resignation, Appointment and Acceptance of even date herewith (as amended or otherwise modified from time to time the “Agent Resignation Agreement”) among Bank of America, N.A., Borrower and the Assignees, each as a co-Agent and collectively as Administrative Agent (herein, the “New Agent”), immediately following the consummation of the Assignment Transactions, Bank of America shall resign as Administrative Agent, and the Assignees shall be appointed as the New Agent. Each Assignor hereby instructs the New Agent to make all payments from and after the Effective Date in respect of the interest assigned hereby directly to the Assignees; provided, that the Assignors and the Assignees agree that all interest and fees accrued up to, but not including, the Effective Date are the property of the Assignors, and not the Assignees.
Section 4. Representations and Warranties.
Each Assignor represents and warrants to each other party hereto that it is the legal and beneficial owner of the Assigned Interests being assigned by it hereunder, representing one-third of the total Assigned Interests being assigned hereunder, and that each such Assigned Interest is free and clear of any adverse claims (other than any such claims of the Borrower or any Guarantor arising under the Credit Agreement). Each party hereto represents and warrants to each other party hereto that (i) it is duly authorized to execute and deliver this Assignment Agreement, and to perform its obligations hereunder and (ii) this Assignment Agreement is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. Each Assignee acknowledges that, except as otherwise set forth in this Section 4, neither Administrative Agent nor any Assignor has made any representation or warranty to it with regard to the Credit Agreement, the other Loan Documents, the Collateral or any transactions contemplated by the Loan Documents. In furtherance of the preceding, each Assignee acknowledges that neither Administrative Agent nor any Assignor has made any representation or warranty to it regarding the existence of any Liens securing or purporting to secure the Assigned Interests, or with respect to the priority of any such Lien. Each Assignee represents to the Administrative Agent and to each Assignor that it has, independently and without reliance upon the Administrative Agent or any Assignor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and made its own decision to enter into this Assignment Agreement and, in connection therewith, to extend credit to the Borrower.

Section 5. Certain Waivers.
Each of the Assignors, the Borrower and the Assignees waives compliance with any notice or timing provisions set forth in Section 15.6 of the Credit Agreement insofar as such notice or timing provision would otherwise preclude consummation of the Assignment Transactions on the Effective Date.
Section 6. Administrative Matters.
Each Assignee hereby confirms that it has received a copy of the Credit Agreement and each other Loan Document in effect on the date hereof. Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:
(a) each Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and to have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and
(b) each Assignor shall be fully released from its obligations under the Credit Agreement as a Lender, other than any obligations under Section 15.5 of the Credit Agreement (Costs, Expenses and Taxes) and under Sections 15.17 through and including Section 15.20 of the Credit Agreement (Indemnification by the Borrower, Nonliability of Lenders, Forum Selection and Consent to Jurisdiction and Waiver of Jury Trial).
The parties hereto agree that all Cash Consideration shall be delivered by wire transfer to Bank of America, N.A. in its capacity as Administrative Agent and on behalf of each of the Assignors (for further pro rata distribution to the Lenders in accordance with Sections 7.1 and 7.2.1 of the Credit Agreement) in accordance with the following wire instructions:
Bank of America, N.A.
ABA #026-0095-93
Credit Account #375-08-36479
Attn: Credit Svcs/Sue Pfohl
Ref: Axis Operating Co.

Section 7. Release.
In consideration of the agreements of Assignors contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, each Guarantor, JV Rep (as such term is defined in the Agent Resignation Agreement) and each Assignee, on behalf of itself and its successors and assigns, and its predecessors, and legal representatives (Borrower, each Guarantor, JV Rep, each Assignee and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Assignor and Bank of America, N.A., in its capacity as Administrative Agent and Issuing Lender, and each of their respective successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Assignor, Bank of America, N.A., in its capacity as Administrative Agent and Issuing Lender, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever, in each case only to the extent for or on account of, or in relation to, or in any way in connection with this Assignment Agreement, the Credit Agreement or any other Loan Document, or any of the transactions hereunder or thereunder (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Assignment Agreement, in each case only to the extent (i) for or on account of, or in relation to, or in any way in connection with this Assignment Agreement, the Credit Agreement or any other Loan Document, or any of the transactions hereunder or thereunder and (ii) not arising from any Releasee’s gross negligence or willful misconduct as determined by a final, nonappealable judgment by a court of competent jurisdiction.
Borrower, each Guarantor, JV Rep and each Assignee understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower, each Guarantor, JV Rep and each Assignee agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

For purposes of this Assignment Agreement and the Agent Resignation Agreement, “Guarantors” shall mean each of American Railcar Inc., a Delaware corporation, and Amsted Industries Incorporated, a Delaware corporation.
Section 8. Covenant Not To Sue.
Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Assignment Agreement. If any Releasing Party violates the foregoing covenant, Borrower, each Guarantor, JV Rep and each Assignee, for itself and its successors and assigns, predecessors, and legal representatives, agrees to pay, on a joint and several basis (subject to clauses (y) and (z) below), in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation, except that (x) Releasing Parties shall have no liability to the Releasees for any damages, fees and costs arising (i) on account of the applicable Releasee’s gross negligence or willful misconduct as determined by a final, nonappealable judgment by a court of competent jurisdiction and/or (ii) in respect of any fees or costs incurred or damages sustained by any Releasee prior to the date hereof; (y) the maximum collective liability of ARI Component Venture LLC and American Railcar Industries, Inc. and their respective successors and assigns, and their respective legal representatives, in the aggregate, shall in no event exceed the damages, fees, and costs recoverable under this Section 8 as a consequence of a violation of the foregoing covenant by one or more of ARI Component Venture LLC, American Railcar Industries, Inc. and their respective successors and assigns, and their respective predecessors and legal representatives; and (z) the maximum collective liability of ASF-Keystone, Inc. and Amsted Industries Incorporated and their respective successors and assigns, and its predecessors and legal representatives, in the aggregate, shall in no event exceed the damages, fees, and costs recoverable under this Section 8 as a consequence of a violation of the foregoing covenant by one or more of ASF-Keystone, Inc. and Amsted Industries Incorporated and their respective successors and assigns, and their respective predecessors and legal representatives.
Section 9. Successors and Assigns.
This Assignment Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

Section 10. Counterparts.
This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. The parties agree that this Assignment Agreement will be considered signed when the signature of a party is delivered by facsimile or electronic mail transmission. Such facsimile or electronic mail signature shall be treated in all respects as having the same effect as an original signature.
Section 11. Headings.
The paragraph headings used in this Assignment Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
Section 12. Entire Agreement; Amendments.
This Assignment Agreement sets forth in full the terms of agreement between the parties with respect to the transactions contemplated herein and is intended as the full, complete and exclusive contract governing the relationship between the parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between the parties with respect thereto. No term of this Assignment Agreement may be waived, modified or amended except in a writing signed by the party against whom enforcement of the waiver, modification or amendment is sought.
Section 13. Indemnification.
IN FURTHER CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS ASSIGNMENT AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE ASSIGNORS, THE ASSIGNEES AND THE GUARANTORS HEREBY AGREE, JOINTLY AND SEVERALLY, TO INDEMNIFY, EXONERATE AND HOLD THE ADMINISTRATIVE AGENT, EACH ASSIGNOR AND EACH OTHER RELEASEE FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE RELEASEES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN

PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE RELEASEES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING (I) ON ACCOUNT OF THE APPLICABLE RELEASEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION AND/OR (II) IN RESPECT OF ANY ACTION TAKEN OR NOT TAKEN (AS THE CASE MAY BE) BY ANY RELEASEE PRIOR TO THE DATE HEREOF. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH ASSIGNEE AND EACH GUARANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW.
Section 14. Submission to Jurisdiction.
ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER AND EACH ASSIGNEE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 15. Jury Waiver.
EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS ASSIGNMENT AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
Section 16. Choice of Law.
THIS ASSIGNMENT AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The parties hereto have caused this Assignment Agreement to be duly executed and delivered by their authorized officers as of the date first set forth above.

BANK OF AMERICA, N.A., as Administrative Agent, as an Assignor and as Issuing Lender
By:	/s/ Rob Hart
	Title:	Senior Vice President

THE CIT GROUP/EQUIPMENT FINANCING, INC., as an Assignor
By:	/s/ Nicholas Patushan
	Title:	Senior Vice President

FIRST BANK, as an Assignor
By:	/s/ Brenda Laux
	Title:	Executive Vice President

AXIS OPERATING COMPANY, LLC, as Borrower
By:	/s/ James J. Unger
	Title:	Director

Master Assignment Agreement Signature Page

ASF-KEYSTONE, INC., as an Assignee
By:	/s/ Matt Hower
	Title:	Vice President — Treasurer

AMSTED INDUSTRIES INCORPORATED, as a Guarantor
By:	/s/ Matt Hower
	Title:	Vice President — Treasurer

ARI COMPONENT VENTURE LLC, as an Assignee
By:	/s/ James J. Unger
	Title:	Manager

AMERICAN RAILCAR INDUSTRIES, INC., as a Guarantor
By:	/s/ Dale C. Davies
	Title:	Senior Vice President, CFO and Treasurer
Master Assignment Agreement Signature Page

SCHEDULE 1
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